Prospectus Supplement dated March 26, 2015
Prospectus Form # and Date
Product Name	National	New York
RiverSource Retirement Advisor Variable Annuity®	S-6467 W (5/14)	S-6471 L (4/13)
RiverSource Retirement Advisor Variable Annuity® — Band 3	S-6477 N (5/09)
RiverSource® Retirement Advisor Advantage® Variable Annuity/ Retirement Advisor Select® Variable Annuity	S-6406 V (5/14)	S-6410 N (4/13)
RiverSource Retirement Advisor Advantage® Variable Annuity — Band 3	S-6407 K (5/09)
RiverSource Retirement Advisor Advantage Plus® Variable Annuity/ Retirement Advisor Select Plus® Variable Annuity	S-6273 V (5/14)	S-6362 P (5/14)
RiverSource Retirement Advisor 4 Advantage® Variable Annuity/RiverSource Retirement Advisor 4 Select® Variable Annuity/RiverSource Retirement Advisor 4 Access® Variable Annuity	S-6503 M (5/14)	S-6504 M (5/14)
RiverSource® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (offered for contract applications signed prior to April 30, 2012)	140463 F (5/14)	140464 F (5/14)
RiverSource® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (offered for contract applications signed on or after April 30, 2012)	S-6515 D (5/14)	S-6517 D (5/14)
RiverSource® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (offered for contract applications signed on or after April 29, 2013)	S-6594 C (5/14)	S-6595 C (5/14)
RiverSource® Retirement Group Annuity Contract I	S-6611 D (5/14)
RiverSource® Retirement Group Annuity Contract I	S-6612 D (5/14)
RiverSource® Variable Universal Life 5/RiverSource® Variable Universal Life 5-Estate Series	S-6542 D (5/14)	S-6543 D (5/14)

This Supplement describes proposed changes to certain investment options offered under certain variable life insurance policies and variable annuity contracts (the “Contracts”). Please retain this Supplement with your Prospectus for future reference.

The Board of Trustees of Columbia Funds Variable Insurance Trust (the Trust) approved the liquidation and termination of the Variable Portfolio — Goldman Sachs Commodity Strategy Fund (including the Class 2 shares held by the variable account) (the Fund), a series of the Trust. Completion of the liquidation is subject to a number of conditions, including shareholder approval. A special meeting of shareholders has been called to consider and vote on a proposal to approve the liquidation of the Fund and the substitution of shares of the Columbia Variable Portfolio — Cash Management Fund.

If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about May 1, 2015 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date.

If you have contract value allocated to the Fund, you may transfer it to any other available investment option prior to the Liquidation Date. Such transfers will not count toward any Contract level limitations on the number of transfers allowed per year. Any contract value remaining in the Fund on the Liquidation Date will be transferred to the Columbia Variable Portfolio — Cash Management Fund without charge. Thereafter, the Fund will no longer be available as an investment option under your Contract.

For 90 days after the Liquidation Date, you may transfer Contract value allocated to the Columbia Variable Portfolio — Cash Management Fund to any other investment option available under your Contract without charge. Such transfers will not count toward any Contract level limitations on the number of transfers allowed per year.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

S-6594-11 A (3/15)